UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 20, 2004


                         STREICHER MOBILE FUELING, INC.
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             (Exact name of registrant as specified in its charter)


           FLORIDA                    000-21825                65-0707824
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)        Identification Number)


800 W. Cypress Creek Rd., Suite 580   Fort Lauderdale, Florida    33309
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (954) 308-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      Streicher Mobile Fueling, Inc., the Registrant, conducted a conference call and announced operating results for the fourth quarter and fiscal year ended June 30, 2004. The text of the prepared remarks made in the conference call, as well as a summary of the comments made by the Company's President and Chief Executive Officer, Richard E. Gathright, in the Q&A session following the prepared remarks, is attached as Exhibit 99.1 hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      Exhibit No.

         99.1 Transcript of prepared remarks and summary of additional comments from October 20, 2004 conference call.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004                    STREICHER MOBILE FUELING, INC.



                                          By: /s/ Richard E. Gathright
                                             ----------------------------------
                                             Richard E. Gathright, President


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